Dreyfus BASIC

U.S. Government

Money Market Fund

SEMIANNUAL REPORT August 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                               Dreyfus BASIC  U.S. Government Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC U.S. Government Money Market Fund, covering the six-month period from March 1, 2000 through August 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Thomas S. Riordan.

When the reporting period began, international and domestic economies were growing strongly, giving rise to concerns that long-dormant inflationary pressures might reemerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market, while highly volatile, generally
continued    to    climb.

Because robust economic growth may trigger an acceleration of inflation, the Federal Reserve Board raised key short-term interest rates twice during the reporting period before signs of moderation began to appear in the summer of 2000. In total, the Federal Reserve Board has raised short-term interest rates by 1.75 percentage points since late June 1999. While these economic influences adversely affected longer term bonds, they positively influenced money market yields.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus BASIC U.S. Government Money Market Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
September 15, 2000




DISCUSSION OF FUND PERFORMANCE

Thomas S. Riordan, Portfolio Manager

How did Dreyfus BASIC U.S. Government Money Market Fund perform during the period?

For the six-month period ended August 31, 2000 the fund produced an annualized yield of 5.82%, which, taking into account the effect of compounding, created an annualized effective yield of 5.98%.(1)

We attribute our performance to higher short-term interest rates, which were primarily the result of the Federal Reserve Board's (the "Fed") moves toward a more restrictive monetary policy.

What is the fund's investment approach?

When managing the fund, we closely monitor the outlook for economic growth and inflation, follow overseas developments and consider the posture of the Fed in our decision as to how to structure the fund. Based upon our economic outlook, we actively manage the fund's average maturity in looking for opportunities that may present themselves in light of possible changes in interest rates. The fund invests only in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities, as well as repurchase
agreements    backed    by    such    securities.

What other factors influenced the fund's performance?

When the reporting period began, the Fed had already taken steps to relieve inflationary pressures by increasing short-term interest rates four times, each by 0.25 percentage points. Each interest-rate hike brought renewed debate as to whether rates were sufficiently high to head off inflation, or whether further tightening would be necessary. When it was later revealed that gross domestic product ("GDP") growth had quickened to 7.3% for the fourth quarter 1999, concern
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

mounted that economic growth was accelerating to a point that might trigger destructive levels of inflation. Accordingly, the Fed raised interest rates by another 0.25 percentage points in March.

For the first quarter 2000, GDP grew at a less torrid, but still strong, 5.4%. Higher energy prices added to inflation concerns. Strong domestic demand for goods and services continued, and overseas demand for raw materials accelerated as well.

Through May, consumer confidence and consumer spending showed few signs of abating in response to the Fed' s actions. Home and auto sales continued at record paces. The tightest U.S. labor market in the past 30 years added the threat of wage-driven inflation. These factors led the Fed to its largest rate hike in the current cycle: a 0.50 percentage-point increase at its May meeting.

More recently, however, we have seen signs that the Fed's rate hikes may have slowed the economy. Retail sales have declined and inflation figures appeared to be relatively benign. As a result, the Fed chose not to raise rates further at its June or August meetings. In addition, Fed Chairman Alan Greenspan commented in recent testimony that economic growth was slowing, and that technology-related productivity improvements may have allowed the economy to grow at a relatively high rate without triggering an acceleration of inflation. Indeed, unemployment reports, factory orders, retail spending and other recent data echoed the Fed' s observations. What's more, the April correction in the Nasdaq market may have had a "reverse wealth effect," causing consumer spending to slow as investors became less confident in the stock market's returns. In our view, such data currently reduces the odds of another rate hike before the November presidential election.


What is the fund's current strategy?

At the start of the six-month reporting period, the fund had adopted a defensive strategy in anticipation of rising interest rates. More recently, however, when it became apparent that Fed policy was slowing economic growth, we extended the fund' s average maturity to a point that we consider in line with that of our peer group average. This position was intended to balance our need for flexibility with opportunities to lock in prevailing yields for as long as practical.

As of August 31, 2000 the fund's average maturity remained in the neutral range at 53 days. We will continue to monitor the situation, including the economy and changes in the Fed's monetary policy, and we will look to respond appropriately
with    respect    to    the    fund's   holdings   and   maturity   stance.

September 15, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

August 31, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                           Annualized
                                                                             Yield on
                                                                              Date of             Principal
U.S. GOVERNMENT AGENCIES--97.2%                                          Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Federal Farm Credit Bank, Consolidated Systemwide

  Medium Term Notes

   6/21/2002                                                                     6.58  (a)       25,000,000            24,991,662

Federal Home Loan Banks, Discount Notes

   9/13/2000                                                                     6.55            75,000,000            74,838,875

   9/20/2000                                                                     6.47            70,000,000            69,763,556

   11/10/2000                                                                    6.51            30,000,000            29,626,083

   12/1/2000                                                                     5.91            32,000,000            31,987,031

   2/7/2001                                                                      6.61            32,815,000            31,886,705

   4/26/2001                                                                     6.57            50,000,000            49,913,613

Federal Home Loan Banks, Floating Rate Notes

   9/20/2000                                                                     6.66  (a)      150,000,000           149,997,742

   9/25/2000                                                                     6.66  (a)       50,000,000            49,999,042

   3/29/2001                                                                     6.52  (a)       50,000,000            49,994,426

   6/12/2001                                                                     6.50  (a)       25,000,000            25,000,000

Federal National Mortgage Association, Discount Notes

   12/27/2000                                                                    6.52            80,000,000            78,341,200

   2/8/2001                                                                      6.62            40,261,000            39,114,009

   3/1/2001                                                                      6.62            50,000,000            48,388,597

Federal National Mortgage Association, Floating Rate Notes

   6/7/2001                                                                      6.57  (a)       50,000,000            49,968,312

   11/5/2001                                                                     6.55  (a)      125,000,000           124,954,698

TOTAL U.S. GOVERNMENT AGENCIES

   (cost $928,765,551)                                                                                                928,765,551


                                                                          Annualized
                                                                            Yield on
                                                                             Date of              Principal
REPURCHASE AGREEMENTS--1.7%                                              Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Goldman, Sachs & Co

   dated 8/31/2000, due 9/1/2000
   in the amount of $16,223,861
   (fully collateralized by U.S. Treasury
   Notes 5.25% due 5/31/2001,
   value $16,221,000)                                                            6.35            16,221,000            16,221,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (cost $ 944,986,551)                                                         98.9%                                 944,986,551

CASH AND RECEIVABLES (NET)                                                       1.1%                                  10,626,093

NET ASSETS                                                                     100.0%                                 955,612,644

(A)  VARIABLE INTEREST RATE-SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2000 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments-Note 1(b)                               944,986,551  944,986,551

Cash                                                                  4,063,687

Interest receivable                                                   6,914,099

Prepaid expenses                                                         22,639

                                                                    955,986,976
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           293,443

Accrued expenses and other liabilities                                   80,889

                                                                        374,332
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      955,612,644
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     956,230,135

Accumulated net realized gain (loss) on investments                   (617,491)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      955,612,644
--------------------------------------------------------------------------------

SHARES OUTSTANDING

   (unlimited number of $.001 par value shares
   of Beneficial Interest authorized)                               956,230,135

NET ASSET VALUE, offering and redemption price per share ($)              1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended August 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     30,935,893

EXPENSES:

Management fee--Note 2(a)                                            2,467,023

Shareholder servicing costs--Note 2(b)                                 493,936

Custodian fees                                                          46,397

Professional fees                                                       25,805

Prospectus and shareholders' reports                                    15,894

Registration fees                                                       16,611

Trustees' fees and expenses--Note 2(c)                                  10,931

Miscellaneous                                                            2,942

TOTAL EXPENSES                                                       3,079,539

Less--reduction in management fee due to

   undertaking--Note 2(a)                                             (858,619)

NET EXPENSES                                                         2,220,920

INVESTMENT INCOME--NET                                              28,714,973
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                   1,169

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                28,716,142

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                          August 31, 2000         Year Ended
                                              (Unaudited)  February 29, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         28,714,973          51,981,493

Net realized gain (loss) from investments           1,169               9,654

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   28,716,142          51,991,147
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (28,714,973)         (52,276,234)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 374,874,169         805,249,908

Dividends reinvested                           27,345,468          49,748,818

Cost of shares redeemed                     (442,904,962)      (1,041,015,631)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS          (40,685,325)        (186,016,905)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (40,684,156)        (186,301,992)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           996,296,800        1,182,598,792

END OF PERIOD                                 955,612,644          996,296,800

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                           August 31, 2000                                 Fiscal Year Ended February,
                                                                   -----------------------------------------------------------------
                                                (Unaudited)         2000         1999           1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00          1.00           1.00          1.00          1.00

Investment Operations:

Investment income--net                                .029          .048          .049           .052          .051          .058

Distributions:

Dividends from investment
   income--net                                       (.029)        (.048)        (.049)         (.052)        (.051)        (.058)

Net asset value, end of period                        1.00          1.00          1.00           1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      5.89(a)       4.88          5.06           5.33          5.20          5.94
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .45(a)        .45           .45            .45           .45           .31

Ratio of net investment income

   to average net assets                              5.84(a)       4.75          4.97           5.22          5.09          5.79

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                             .18(a)        .17           .16            .17           .20           .36
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     955,613       996,297      1,182,599     1,308,647     1,459,949     1,366,056

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC U.S. Government Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund' s which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits
based    on    available    cash    balances    left    on    deposit.


The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund' s Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The  fund  has  an  unused  capital  loss  carryover  of  approximately $619,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 29, 2000. If not
applied,    $200    of    the    carryover    expires    in    fis
                                                                        The Fund

cal 2003, $523,000 expires in fiscal 2005, $43,300 expires in fiscal 2006, $52,000 expires in fiscal 2007 and $500 expires in fiscal 2008.

At August 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the fund' s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $858,619 during the period ended August 31, 2000.

(b) Under the Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2000, the fund was charged $401,712 pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2000, the fund was charged $74,232 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective August 2, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to August 2, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES


                        For More Information

                        Dreyfus BASIC U.S. Government
                        Money Market Fund
                        200 Park Avenue

                        New York, NY 10166

                      Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   124SA008